UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

(Exact Name of Registrant as Specified in Charter)

OHIO	001-11302	34-6542451
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At KeyCorp’s Special Meeting of Shareholders (the “Special Meeting”) held on March 23, 2016, shareholders adopted the merger agreement between KeyCorp and First Niagara Financial Group, Inc. The shareholders also approved amendments to KeyCorp’s Articles of Incorporation and Regulations. The final voting results from the Special Meeting are as follows:

Proposal 1—The adoption of the Agreement and Plan of Merger, dated as of October 30, 2015, by and between KeyCorp and First Niagara Financial Group, Inc. (the “Merger Proposal”)

For	Against	Abstain	Broker Non-Vote
598,725,098	53,093,229	6,417,631	1,075,668

Proposal 2—To approve certain amendments to KeyCorp’s Amended and Restated Articles of Incorporation which modify the voting rights associated with KeyCorp’s preferred stock (the “Articles Amendment Proposals”):

(a)—A provision relating to the mechanics and timing of preferred shareholders’ rights to call special meetings

For	Against	Abstain	Broker Non-Vote
603,858,834	48,046,411	6,330,714	1,075,668

(b)—A provision requiring approval by preferred shareholders of amendments of KeyCorp’s Articles or Regulations that would adversely affect their voting powers, rights or preferences

For	Against	Abstain	Broker Non-Vote
603,440,461	48,345,584	6,449,914	1,075,668

(c)—A provision requiring approval by preferred shareholders of combinations, majority share acquisitions, mergers or consolidations unless they retain voting powers, rights, privileges and preferences that are not materially less favorable than those prior to such transaction

For	Against	Abstain	Broker Non-Vote
603,570,538	48,165,962	6,449,458	1,075,668

Proposal 3—To approve an amendment to KeyCorp’s Amended and Restated Regulations in order to increase the maximum size of the KeyCorp Board of Directors from 16 to 17 members

For	Against	Abstain	Broker Non-Vote
607,643,526	45,340,271	5,252,162	1,075,668

Proposal 4—To approve one or more adjournments of the Special Meeting of Shareholders of KeyCorp, if necessary or appropriate to permit further solicitation of proxies in favor of the Merger Proposal and the Articles Amendment Proposals

Proposal 4 was withdrawn, as sufficient votes were cast at the Special Meeting to approve the Merger Proposal and the Articles Amendment Proposals.

A copy of KeyCorp’s and First Niagara’s joint press release regarding the special meeting results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

99.1	Joint Press Release of KeyCorp and First Niagara, dated March 23, 2016, regarding special meeting results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KeyCorp

Date: March 23, 2016

	By:	/s/ Paul N. Harris
Paul N. Harris
Secretary and General Counsel